Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                       18 UNITED STATES CODE SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory F. Kowal, Chief Executive Officer of Mera Pharmaceuticals, certify that (1) Mera Pharmaceuticals, Inc.'s Form 10-QSB for the quarter ended April 30, 2006 fully complies with the requirements of Section 3 (a) or 15 (d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-QSB for the quarter ended April 30, 2006 fairly presents, in all material respects, the financial condition and the results of operations of Mera Pharmaceuticals, Inc.

Date: June 19, 2006


/s/ Gregory F. Kowal
--------------------
Gregory F. Kowal
Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to Mera Pharmaceuticals, Inc. and will be retained by Mera Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.